Item (j) under Form N-1A
                                                 Item 23 under Item 601/Reg. S-K


               Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditor" in Post-Effective Amendment Number 25 to the Registration Statement (Form N-1A No. 33-44590) and the related Prospectus and to the incorporation therein of our reports dated January 22, 1999 with respect to the financial statements included in the Annual Reports of The Wachovia Funds (Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund, Wachovia U.S. Treasury Money Market Fund, Wachovia Prime Cash Management Fund, Wachovia Balanced Fund, Wachovia Equity Fund, Wachovia Equity Index Fund, Wachovia Quantitative Equity Fund, Wachovia Fixed Income Fund, Wachovia Short-Term Fixed Income Fund, Wachovia Growth & Income Fund, Wachovia Intermediate Fixed Income Fund, Wachovia Special Values Fund and Wachovia Emerging Markets Fund).


                                                               Ernst & Young LLP

Pittsburgh, Pennsylvania
February 22, 1999

                                                     Item (j)(i) under Form N-1A
                                                 Item 23 under Item 601/Reg. S-K


               Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditor" in Post-Effective Amendment Number 18 to the Registration Statement (Form N-1A No. 33-37525) and the related Prospectus and to the incorporation therein of our report dated January 22, 1999 with respect to the financial statements included in the Annual Report of The Wachovia Municipal Funds (Wachovia North Carolina Municipal Bond Fund, Wachovia Georgia Municipal Bond Fund, Wachovia Virginia Municipal Bond Fund, and Wachovia South Carolina Municipal Bond Fund).



                                Ernst & Young LLP

Pittsburgh, Pennsylvania
February 22, 1999